UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2005

TEDA TRAVEL INCORPORATED

(Exact name of Registrant as specified in charter)

Florida	000-29077	65-0963971
(State or other jourisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2102 Chinachem Century Tower

178 Gloucester Road

Wanchai, Hong Kong

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (852) 2833-2186

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) On June 10, 2005, Zhi Ying Chang resigned from the position of Chairlady and Director of Teda Travel Incorporated (the "Company") due to personal reasons;

(b) The Company's Board of Directors appointed Godfrey Chin Tong Hui as Chairman, effective June 10, 2005.Mr. Hui is currently the Chief Executive Officer of the Company. He holds a Bachelors’ Degree in Business Management and a Masters Degree in Finance and Investment.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEDA TRAVEL INCORPORATED

Dated: June 13, 2005	By:	/s/ GODFREY CHIN TONG HUI
Godfrey Chin Tong Hui
Chief Executive Officer

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